UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 8, 2025

GROVE COLLABORATIVE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40263	88-2840659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Sansome Street San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)
(800) 231-8527
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	GROV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

On July 18, 2022, Grove Collaborative Holdings, Inc. (the “Company”) entered into a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, Ltd. (“Yorkville”) whereby the Company has the right, but not the obligation, to sell to Yorkville up to $100.0 million of its shares of Class A common stock, par value $0.0001 per share (the “Common Stock”), at the Company’s request during the 36 months following the execution of the SEPA, subject to certain conditions.

On July 8, 2025, the Company and Yorkville entered into the Amendment to Standby Equity Purchase Agreement (the “SEPA Amendment”), in which the Company and Yorkville agreed to: (1) change the definition of “Market Price” from the average VWAP (as defined below) of the Common Stock during the three consecutive trading days commencing on the notice date to the lowest of the daily VWAP of the Common Stock during such three consecutive trading day period, and (2) extend the commitment period under the SEPA to August 1, 2027. “VWAP” means, for any trading day, the daily volume weighted average price of the Company’s Class A common stock for such date on the New York Stock Exchange as reported by Bloomberg L.P. during regular trading hours.

The foregoing description of the SEPA Amendment is qualified in its entirety by reference to the full text of the SEPA Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
10.1	Amendment to Standby Equity Purchase Agreement, dated July 8, 2025, between the Company and Yorkville
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROVE COLLABORATIVE HOLDINGS, INC.

Dated: July 8, 2025

	By:	/s/ Tom Siragusa
	Name:	Tom Siragusa
	Title:	Interim Chief Financial Officer